Supplement dated December 5, 2017
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Eaton Vance Floating-Rate Income Fund	5/1/2017
The Board of Trustees of the fund listed above (the Fund) has approved a Plan of Liquidation (the Plan) pursuant to which the Fund will be liquidated. The liquidation is subject to a number of conditions, including shareholder approval of a transaction (the Transaction) that will result in the substitution of shares of another fund for shares of the Fund that are held by participating insurance companies on behalf of variable annuity and variable life insurance contract owners (Contract Owners) (that is, the reinvestment of liquidation proceeds into another fund) absent other instructions from Contract Owners. More information about the Transaction will be included in proxy materials soliciting shareholder approval of the Transaction.
If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 27, 2018 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Participating insurance companies, as shareholders of the Fund on behalf of Contract Owners, will reinvest the liquidation proceeds in another fund. Contract Owners who have allocated contract value to the Fund may reallocate such contract value to other funds available under their contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. Contract Owners will receive additional information regarding the reinvestment of liquidation proceeds from their insurance company.
As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund. Orders for the purchase of shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.
During the period prior to the Liquidation Date, the Fund may depart from its stated investment objective and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents in order to liquidate its assets in a manner that the Fund’s subadviser believes to be in the best interests of the Fund and its shareholders. This may result in reduced returns during such period. Shareholders remaining in the Fund prior to the Liquidation Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings.
The Fund will pay out all distributable income and capital gains, if any, on or prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.
Shareholders should retain this Supplement for future reference.
S-6546-95 A (12/17)